UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2015

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 4, 2015, Premier, Inc. (“Premier”) announced that it and its consolidated subsidiary, Premier Healthcare Solutions, Inc. (“PHSI”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) dated as of July 31, 2015 by and among PHSI, Premier, CECity.com, Inc. (“CECity”), the shareholders of CECity identified in the Stock Purchase Agreement (the “Shareholders”), certain related guarantors identified in the Stock Purchase Agreement (the “Guarantors”), and a representative of the Shareholders (the “Shareholders’ Representative”), pursuant to which PHSI agreed to purchase all the outstanding shares of capital stock of CECity.

The acquisition closed on August 20, 2015. As previously announced, the aggregate cash purchase price was $400.0 million and will be adjusted, on a dollar-for-dollar basis (i) upward or downward, as the case may be, to the extent working capital at closing is less than or greater than $1,251,100, (ii) upward or downward, as the case may be, to reflect the actual cash and cash equivalents of CECity at closing and (iii) upward or downward, as the case may be, to reflect the actual indebtedness of CECity at closing. Premier funded the acquisition with $250.0 million of cash on hand and $150.0 million of borrowings under Premier’s revolving credit facility.

Neither Premier and its affiliates, nor any director or officer of Premier, has any material relationship, other than with respect to the transaction, with CECity.

The information provided under this Item 2.01 is a summary of certain portions of the Stock Purchase Agreement and does not purport to be a complete description and is subject to, and qualified in its entirety by, (i) the information provided in Premier’s Current Report on Form 8-K filed on August 4, 2015 and (ii) the full text of the Stock Purchase Agreement, a copy of which was attached as Exhibit 2.1 to Premier’s Current Report on Form 8-K filed on August 4, 2015. To the extent not superseded by this Form 8-K, Premier’s Current Report on Form 8-K filed on August 4, 2015, including Exhibit 2.1 to such Form 8-K, is incorporated herein by reference herein.

The filing of this Current Report on Form 8-K shall not be deemed an admission by Premier that the transaction described herein is material.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K, with respect to the CECity acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K, with respect to the CECity acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits

2.1	Stock Purchase Agreement, dated July 31, 2015, by and among Premier Healthcare Solutions, Inc., Premier, Inc., CECity.com, Inc., the shareholders thereof, certain related guarantors, and a representative of the shareholders of CECity.com, Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on August 4, 2015 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	Chief Executive Officer and President

Date: August 20, 2015